UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CoreCivic, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 14, 2020.

CORECIVIC, INC.	Meeting Information
Meeting Type:Annual Meeting
For holders as of:March 18, 2020
Date:May 14, 2020 Time:10:00 a.m., CDT
Location: Meeting live via the Internet only-please visit
www.virtualshareholdermeeting.com/CXW2020
CORECIVIC, INC. ATTN: CORPORATE SECRETARY 5501 VIRGINIA WAY, SUITE 110 BRENTWOOD, TN 37027

The company will be hosting the meeting live via the internet only this year. To attend the meeting via the internet, please visit www.virtualshareholdermeeting.com/CXW2020 and be sure to have the information that is printed in the box marked by the arrow

Þ XXXX-XXXX-XXXX-XXXX (located on the following page)

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

D05935-P36850

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL LETTER TO STOCKHOLDERS ANNUAL REPORT ON FORM 10-K

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 30, 2020 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote By Internet:

Before the Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow

(located on the following page) available and follow the instructions.

During the Meeting:

Go to www.virtualshareholdermeeting.com/CXW2020. Have the information that is printed in the
box marked by the arrow       (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote FOR

the election of the following nominees:

1.	Election of Directors

Nominees:

1a.	Donna M. Alvarado

1b.	Robert J. Dennis

1c.	Mark A. Emkes

1d.	Damon T. Hininger

1e.	Stacia A. Hylton

1f.	Harley G. Lappin

1g.	Anne L. Mariucci

1h.	Thurgood Marshall, Jr.

1i.	Devin I. Murphy

1j.	Charles L. Overby

1k.	John R. Prann, Jr.

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

2.	Non-Binding Ratification of the appointment by our Audit Committee of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

3 4.	Advisory vote to approve the compensation of Named Executive Officers. Vote to approve the CoreCivic Inc. 2020 Stock Incentive Plan.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

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